Cmoproj
UBS		1:15:22 pm January 29, 2004
Fixed Income Research	MASTR0401G5 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A12	554,074.00	9.00000	24	1.000000	1ML	1.1200	132.75000	-22.50000	9.00000

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
0.00000	9.0000	01/30/04	1ML30 year	5.95	358.00	300.0PSA	97:24

132.750 + -22.500 * 1ML cap: 9.000

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	300	400	500	750	1000
95:24	9.587	9.647	10.222	11.216	11.807	12.281	13.269	14.109
95:28	9.573	9.630	10.185	11.144	11.714	12.171	13.124	13.934
96:00	9.558	9.614	10.148	11.072	11.622	12.062	12.980	13.760
96:04	9.543	9.597	10.111	11.001	11.529	11.953	12.836	13.586
96:08	9.529	9.580	10.074	10.929	11.437	11.844	12.692	13.413
96:12	9.514	9.564	10.037	10.858	11.345	11.735	12.549	13.239
96:16	9.500	9.547	10.001	10.786	11.253	11.627	12.406	13.067
96:20	9.485	9.530	9.964	10.715	11.161	11.518	12.263	12.894

96:24	9.471	9.514	9.927	10.644	11.070	11.410	12.120	12.723
96:28	9.456	9.497	9.891	10.573	10.978	11.302	11.978	12.551
97:00	9.442	9.481	9.854	10.503	10.887	11.195	11.836	12.380
97:04	9.427	9.464	9.818	10.432	10.796	11.087	11.694	12.209
97:08	9.413	9.448	9.782	10.361	10.705	10.980	11.553	12.039
97:12	9.399	9.432	9.746	10.291	10.614	10.873	11.412	11.869
97:16	9.384	9.415	9.710	10.221	10.524	10.766	11.271	11.700
97:20	9.370	9.399	9.674	10.151	10.434	10.660	11.131	11.530

97:24	9.356	9.383	9.638	10.081	10.344	10.554	10.991	11.362
97:28	9.342	9.366	9.602	10.011	10.254	10.448	10.851	11.193
98:00	9.327	9.350	9.566	9.942	10.164	10.342	10.712	11.025
98:04	9.313	9.334	9.530	9.872	10.074	10.236	10.573	10.858
98:08	9.299	9.318	9.495	9.803	9.985	10.130	10.434	10.691
98:12	9.285	9.302	9.459	9.733	9.896	10.025	10.295	10.524
98:16	9.271	9.286	9.424	9.664	9.806	9.920	10.157	10.357
98:20	9.257	9.269	9.388	9.595	9.718	9.815	10.019	10.191

98:24	9.243	9.253	9.353	9.526	9.629	9.711	9.881	10.026
98:28	9.229	9.237	9.318	9.458	9.540	9.606	9.744	9.860
99:00	9.215	9.221	9.282	9.389	9.452	9.502	9.607	9.695
99:04	9.201	9.205	9.247	9.320	9.364	9.398	9.470	9.531
99:08	9.187	9.189	9.212	9.252	9.276	9.294	9.333	9.366
99:12	9.173	9.174	9.177	9.184	9.188	9.191	9.197	9.203
99:16	9.159	9.158	9.142	9.116	9.100	9.087	9.061	9.039
99:20	9.145	9.142	9.108	9.048	9.012	8.984	8.926	8.876
Avg Life	20.840	15.163	4.953	2.132	1.610	1.348	1.008	0.831
Duration	8.915	7.796	3.536	1.817	1.410	1.195	0.907	0.753
First Pay	12/20	8/14	2/04	2/04	2/04	2/04	2/04	2/04
Last Pay	10/28	4/24	1/15	9/07	8/06	3/06	8/05	5/05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.